Exhibit 99.1

Deloitte & Touche LLP 3 Secon Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Luxury Lease Partners, LLC

210 Summit Ave, Suite C4

Montvale, New Jersey 07645

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of automobile leases in connection with the proposed offering of Luxury Lease Partners Auto Lease Trust 2025-A, Asset-Backed Notes. Luxury Lease Partners, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Lease File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth on the Statistical Lease File. Additionally, ATLAS SP Securities, a division of Apollo Global Securities, LLC, and ATLAS SP Partners L.P. (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 15, 2025, representatives of the Company provided us with an automobile lease listing with respect to 391 automobile leases (the “Initial Automobile Lease Listing”). At the Company’s instruction, we randomly selected 50 automobile leases (the “Initial Selected Leases”) from the Initial Automobile Lease Listing.

On October 19, 2025, representatives of the Company provided us with an additional automobile lease listing with respect to 385 automobile leases, including 49 of the 50 Initial Selected Leases (the “Subsequent Automobile Lease Listing”). At the Company’s instruction, we randomly selected 11 automobile leases that were not Initial Selected Leases (the “Subsequent Selected Leases”) from the Subsequent Automobile Lease Listing.

On October 23, 2025, representatives of the Company provided us with a computer-generated automobile lease data file and related record layout containing data, as represented to us by the Company, as of September 30, 2025, with respect to each of the 385 automobile leases set forth on the Subsequent Automobile Lease Listing (the “Statistical Lease File”). At the Company’s instruction, we randomly selected 1 automobile lease that was not an Initial Selected Lease or Subsequent Selected Lease (the “Additional Selected Lease”) from the Statistical Lease File. The Initial Selected Leases, Subsequent Selected Leases and Additional Selected Lease are collectively and hereinafter referred to as the “Sample Leases.”

Member of Deloitte Touche Tohmatsu Limited

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Leases (except for the Sample Lease indicated in Appendix A) relating to the automobile lease characteristics (the “Characteristics”) set forth on the Statistical Lease File and indicated below.

Characteristics

1.       Lease number (for informational purposes only)

2.       Contract start date

3.       Adjusted capitalized cost

4.       Purchase Price

5.       Vehicle classification (new/used)

6.       Maturity date

7.       Original base monthly P&I payment

8.       Contract residual value

9. Number of schedule payments 10. Vehicle model 11. Model year 12. Origination (booking) date 13. Paid through date 14. Contract state 15. FICO score 16. Annual percentage rate (APR)

We compared Characteristics 2. through 6. to the corresponding information set forth on or derived from the “Lease Agreement.”

We compared Characteristics 7. through 11. to the corresponding information set forth on or derived from the Lease Agreement and to electronic loan files, prepared, created and delivered by the Company on October 30, 2025 and November 3, 2025, from the Company’s servicing system, as of the close of business September 30, 2025 (collectively, the “Servicing System File”).

We compared Characteristics 12. through 16. to the corresponding information set forth on Servicing System File.

At the instruction of the Company, for purposes of our procedures:

•	with respect to our comparison of Characteristics 2. and 6., differences of 30 days or less are deemed to be in agreement.

In addition to the procedures described above, for each of the Sample Leases, we observed the existence of the following (collectively, the “Additional Source Documents”):

•	a Title Certificate or application for title (collectively, the “Title Certificate”);

•	the security interest of Luxury Lease Company is annotated on the Title Certificate;

•	a Credit Application, or an Application for Financing (collectively, the “Application”);

•	the Consumer Leasing Disclosure Statement;

•	no Sample Leases were in repossession; and

•	no Sample Leases were in bankruptcy.

The automobile lease documents described above, including any information obtained from the Servicing System File, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Lease Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Lease Documents. In addition, we make no representations as to whether the Lease Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Lease File were found to be in agreement with the above-mentioned Lease Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile leases underlying documentation underlying the Statistical Lease File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Lease File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

November 24, 2025

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 24, 2025.

In applying our agreed-upon procedures as outlined above, we did not perform any procedures for the following Sample Lease:

3732

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.